UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AURORA GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)

  N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: ___________________
2)	Aggregate number of securities to which transaction applies: ___________________
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________

4)	Proposed maximum aggregate value of transaction: _________________
5)	Total fee paid: ___________________

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: __________________
2)	Form, Schedule or Registration Statement No.: ___________________
3)	Filing Party: ____________________
4)	Date Filed: ____________________

Definitive Proxy Statement

AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

NOTICE AND PROXY STATEMENT FOR
Annual Meeting of Stockholders to be held September 29, 2008

To the Shareholders of Aurora Gold Corporation:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders  (the "Annual Meeting") of Aurora Gold Corporation, a Delaware corporation (the "Company"), will be held at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3 on Monday September 29, 2008 at 8:30 a.m. for the following purposes:

1.	To elect two (2) directors to the Board of Directors;

2.	To ratify the appointment of Peterson Sullivan PLLC as the Company’s independent registered public accountant for the year ending December 31, 2008;

3.
To consider and vote upon a proposal to amend the Company’s 2007 Incentive Stock Option Plan (the “Plan”) by increasing the number of  Stock Options that may be granted to a Participant of the Plan, during any calendar year, from 1,000,000 to 2,500,000 common shares;

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on September 2, 2008 as the record date (the “Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.  A copy of our 2007 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting. This Notice and Proxy Statement is being mailed to our shareholders on or about September 8, 2008.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting.

Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.  All proxies that are properly executed and received prior to the meeting will be voted at the meeting.  If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification.  If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors

/s/ Lars Pearl
Lars Pearl
President, CEO and Director
August 29, 2008

Definitive Proxy Statement

AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 29, 2008
__________________________________________________

SOLICATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Gold Corporation, a Delaware corporation (the "Company"), to be voted at our 2008 Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 29, 2008 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the “Notice") and at any adjournment(s) thereof. This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about September 8, 2008. Our Annual Report on Form 10-KSB (the "2007 Form 10-KSB"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2007, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on  September 2, 2008 as the Record Date (herein so called) for determining the holders of the Company’s Common Stock, $.001 par value per share (“Common Stock”), entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. As of the Record Date, September 2, 2008 the Company had 55,468,522 shares of common stock issued and outstanding.

When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact.  Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses.  Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

REVOCATION OF PROXY

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Lars Pearl, Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

INCORPORATION BY REFERENCE

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and 2006 has been included with the proxy statement. We currently have two full time and five part time employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 provide additional information concerning our business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by us. The Sections of the Annual Report entitled “Description of Business" and "Description of Property" on pages 2 to 23 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-19 also are incorporated by reference

QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on September 2, 2008 (the "Record Date").  On the Record Date, there were 55,468,522 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on September 2, 2008 will be entitled to vote at the Annual Meeting of Stockholders.

Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.  Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

Directors are elected by plurality vote.  The ratification of the appointment of Peterson Sullivan PLLC will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal.  Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders.

BOARD OF DIRECTORS RECOMMENDATIONS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR:

PROPOSAL 1:	election of directors;
PROPOSAL 2:	the ratification of the appointment of Peterson Sullivan PLLC as the Company’s independent registered public accountant for the year ending December 31, 2008;
PROPOSAL 3:
the proposal to amend the Company’s 2007 Incentive Stock Option Plan (the “Plan”) by increasing the number of Stock Options that may be granted to a Participant of the Plan, during any calendar year, from 1,000,000 to 2,500,000 common shares.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

PROPOSAL 1.  ELECTION OF TWO (2) DIRECTORS TO THE BOARD OF DIRECTORS

At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of two members, is to be elected.  In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the two nominees named below.  All of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve.  However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

THE NOMINEES FOR ELECTION AS DIRECTORS ARE:

Name, Age (as of August 29, 2008) and Business Experience

Michael Montgomery, 43, has been the Senior Geologist with Kalgoorlie Consolidated Gold Mines from February 2006 to present; he served as the Senior Mine Geologist with Gold Fields Australia Ltd. from July 2004 to February 2006; he was a contract Senior Geologist with Haoma Mining (April to July 2004); he was a senior Mine Geologist with Mount Gibson Mining (October 2003 to April 2004); he was a senior Mine Geologist with Consolidated Minerals (May 2001 to October 2004). Mr. Montgomery was a geological consultant to various resource companies from 1989 to 2001.  Mr. Montgomery was appointed to the Board on April 27, 2007 in order to fill the vacancy created by the resignation of Antonino Cacace as a director.

Lars Pearl, 47, President, Director and Chief Executive Officer of Cigma Metals Corporation (2004 to present); Mr. Pearl has been self employed as a geological consultant from 1993 to 2004.  Mr. Pearl has spent over 10 years as a geological consultant to projects in Australia, Tanzania, Russia, Kazakhstan, Peru, Colombia and Ecuador.  During the last 5 years Mr. Pearl was acting as a consultant geologist to various companies, including Aurora Gold Corporation in Australia, Brazil and Tanzania before joining the board of Aurora Gold Corporation in April 2007.  Mr. Pearl devotes approximately 50% of his time dealing with the affairs of Aurora Gold.  Mr. Pearl is also a director of Cigma Metals Corporation that is currently exploring in Kazakhstan.

The tables below and the paragraphs that follow present certain information concerning the nominees for our Director and the executive officers.  Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified.  Officers are elected by and serve at the discretion of the Board of Directors.  None of our Directors or executive officers has any family relationship with any other Director or executive officer.

Name	Age	Positions With Company	Executive Officer/ Director Since	Shares of Common Stock Beneficially Owned as of September 2 , 2008 (1) (2)	Percent of Class

Nominees for Directors:
Lars Pearl	47	Director	04/07	200,000	* %
Michael Montgomery	43	Director	04/07	0	* %

Executive Officers:
Lars Pearl	47	President, CFO and Secretary	04/07	200,000	* %
All Directors and executive officers as a group				200,000	* %

*         Less than 1%

(1) The persons named below have sole voting and investment power with respect to the shares.
(2) No securities were authorized for issuance under equity compensation plans.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
Directors

Our Board of directors consists of two members. Directors serve for a term of one year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, any vacancy occurring in the Board of directors, including a vacancy created by an increase in the number of directors, may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders. If there are no remaining directors, the vacancy shall be filled by the stockholders.

At a meeting of stockholders, any director or the entire Board of directors may be removed, with or without cause, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

Committees

During the years ended December 31, 2007 and 2006 and the subsequent period to August 29, 2008 our entire board of directors acted as our Executive, Audit, Compensation and Benefits and Nominating and Corporate Governance Committees.

During fiscal 2007 and the period ended August 29, 2008, the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held seven meetings by telephone conference call. During fiscal 2007 and the period ended August 29, 2008 the audit committee reviewed the fiscal 2007 interim unaudited consolidated financial statements, the December 31, 2007 yearend audited consolidated financial statements and the first and second quarter of 2008 interim unaudited consolidated financial statements.

Internal Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Securities Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, as ours are designed to do, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Evaluation of disclosure controls and procedures

We evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2007. Disclosure controls and procedures are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified by the SEC. Disclosure controls are also designed to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, as appropriate, to allow timely decisions regarding required disclosure.

Based on the evaluation, our Chief Executive Officer and Chief Financial Officer, after evaluating the effectiveness of our “disclosure controls and procedures” (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), have concluded that, subject to the inherent limitations noted below, as of December 31, 2007, our disclosure controls and procedures were not effective due to the existence of several material weaknesses in our internal control over financial reporting, as discussed below.

Limitations on Effectiveness of Controls

Our management, including our Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls or our internal control over financial reporting will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake. Additional controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Material Weaknesses Identified

In connection with the preparation of our consolidated financial statements for the period ended December 31, 2007, certain significant deficiencies in internal control became evident to management that represent material weaknesses, including,
(i)
Lack of a sufficient number of independent directors for our board and audit committee.  We currently only have one independent director on our board, which is comprised of 2 directors, and on our audit committee, which is comprised of 2 directors. As a publicly-traded company, we should strive to have a majority of our board of directors be independent.

(ii)
Lack of an independent financial expert on our audit committee.  We currently do not have an independent audit committee financial expert on our audit committee as defined by the SEC.  Pursuant to Section 407, we are required to disclose whether we have at least one "audit committee financial expert" on our audit committee in addition to whether the expert is independent of management. Since we do not have an independent audit committee financial expert, we have disclosed this fact; however, it is still the expectation that we obtain a financial expert on our audit committee.

(iii)
Insufficient segregation of duties in our finance and accounting functions due to limited personnel.  During the period ended December 31, 2007, we had one person on staff at our executive office and two persons at our Brazil office that performed nearly all aspects of our financial reporting process, including, but not limited to, access to the underlying accounting records and systems, the ability to post and record journal entries and responsibility for the preparation of the financial statements.  This creates certain incompatible duties and a lack of review over the financial reporting process that would likely result in a failure to detect errors in spreadsheets, calculations, or assumptions used to compile the financial statements and related disclosures as filed with the SEC.  These control deficiencies could result in a material misstatement to our interim or annual consolidated financial statements that would not be prevented or detected.

(iv)	There is a lack of sufficient supervision and review by our corporate management of the accounting functions performed at the foreign Subsidiary,
(v)
Insufficient corporate governance policies.  Although we have a code of ethics which provides broad guidelines for corporate governance, our corporate governance activities and processes are not always formally documented.  Specifically, decisions made by the board to be carried out by management should be documented and communicated on a timely basis to reduce the likelihood of any misunderstandings regarding key decisions affecting our operations and management.

Plan for Remediation of Material Weaknesses

We intend to take appropriate and reasonable steps to make the necessary improvements to remediate these deficiencies. We intend to consider the results of our remediation efforts and related testing as part of our year-end 2008 assessment of the effectiveness of our internal control over financial reporting.

We have implemented certain remediation measures and are in the process of designing and implementing additional remediation measures for the material weaknesses. Such remediation activities include the following:

•
We continue to recruit one or more additional independent board members to join our board of directors.  We continue to recruit at least one additional financial expert to join as an independent board member and as an audit committee member.

•
We have initiated a formal monthly reporting and approval process with our Brazilian operations to ensure timely provision of information effecting our quarterly and annual consolidated financial statements.

•	In addition to the foregoing remediation efforts, we will continue to update the documentation of our internal control processes, including formal risk assessment of our financial reporting processes.

Changes in Internal Controls over Financial Reporting

There were no significant changes in the Company’s internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the most recent fiscal quarter that materially affected, or are reasonably likely to materially affect, our internal control over financing reporting other than as discussed in the following sentence. We have initiated a formal monthly reporting and approval process with our Brazilian operations to ensure timely provision of information effecting our quarterly and annual consolidated financial statements.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of two directors. Michael Montgomery is the independent Director and financial expert serving on the audit committee. The Board of Directors has not adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent accountants. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of our internal audit department.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, as amended and have discussed with the independence auditors their independence from us and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors’ examination, the auditors’ understanding and evaluation of our internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2007, and various factors affecting the overall quality of accounting principles as applied in our financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2007. The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee. As of August 29, 2008 its members were:

Lars Pearl
Michael Montgomery

Prior to August 29, 2008 the members of the Audit committee were:

Lars Pearl
Michael Montgomery
Cameron Richardson

Certain Relationships

Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation.  In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms.  In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.  From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program.  It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time.  Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest.  We are not aware of the existence of any conflict of interest as described herein.

Transactions with Related Persons

Other than as disclosed below, during the fiscal year ended December 31, 2007, none of our current directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

There have been no transactions or proposed transactions with officers and directors during the last two years to which we are a party except as follows:

In February 2006, Lars Pearl, a director, purchased 200,000 shares in a private placement effected pursuant to Regulation S. Mr. Pearl purchased the shares on the same terms and conditions as all the other purchasers in the offering. These shares are registered for resale pursuant to a registration statement declared effective as of August 11, 2006.

Compensation of Directors

During the fiscal year 2007, consulting fees of $206,069 (2006 - $67,588; 2005 - $10,410) were paid to directors of the Company and its subsidiary for their services as officers of the Company. The transactions were recorded at the exchange amount, being the value established and agreed to by the related parties.

Standard Arrangements

During the fiscal year 2007, we paid non-officer directors $30,582 (2006 - $0, 2005 - $0) in consulting fees. We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors.

Executive Compensation

		Annual Compensation			Long-Term Compensation
					Awards		Payments
Name And Principal Position (a)	Year (b)	Salary ($) (c)	Bonuses ($) (d)	Other Annual Compen-sation ($) (e)	Restricted Stock Award(s) ($) (f)	Securities Under-Lying Options/SARs (#) (g)	LTIP Payouts ($) (h)	All other Compen-sation ($) (i)
Lars M. Pearl (1)	2007	-0-	-0-	80,650	None	1,000,000	None	-0-
President, CEO and	2006	-0-	-0-	-0-	None	None	None	-0-
Director	2005	-0-	-0-	-0-	None	None	None	-0-

Klaus P. Eckhof (1)	2007	-0-	-0-	13,160	None	None	None	-0-
President, CEO and	2006	-0-	-0-	22,937	None	None	None	-0-
Director	2005	-0-	-0-	7,682	None	None	None	-0-

Hans Biener	2007	-0-	-0-	86,810	None	500,000	None	-0-
Director of	2006	-0-	-0-	31,586	None	None	None	-0-
subsidiary	2005	-0-	-0-	-0-	None	None	None	-0-

Cameron Richardson (2)	2007	-0-	-0-	25,449	None	200,000	None	-0-
Secretary, CFO and	2006	-0-	-0-	13,065	None	None	None	-0-
Director	2005	-0-	-0-	2,728	None	None	None	-0-

(1)	Klaus Eckhof resigned as President, CEO and Director on April 27, 2007. Lars Pearl became President, CEO and a Director on April 27, 2007.
(2)	Cameron Richardson resigned as CFO, Secretary and Director on August 29, 2008.

None of our officers or directors is a party to an employment agreement with us.

Options/SAR Grants Table

We awarded no stock purchase options, or any other rights, to any of our directors or officers during the years ended December 31, 2006 and 2005.

On August 6, 2007, we awarded 2,300,000 stock purchase options to directors, officers and employees at $0.26 per share. The term of these options is five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012. The stock purchase options are fully vested on the date of grant.

A summary of the options granted is as follows:

Optionee	Number of Shares Subject to Option	Exercise Price	Expiry Date
Thomas Bartel	100,000	$0.26 per share	August 6, 2012
Hans W. Biener	500,000	$0.26 per share	August 6, 2012
Michael Montgomery	500,000	$0.26 per share	August 6, 2012
Lars Pearl	1,000,000	$0.26 per share	August 6, 2012
Cameron Richardson	200,000	$0.26 per share	August 6, 2012
Total:	2,300,000

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

At December 31, 2007 and August 29, 2008 we had 2,300,000 stock purchase options outstanding. We had no stock purchase options outstanding at December 31, 2006 and 2005.

At no time during the last completed fiscal year did we, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

Corporate Governance

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits -- or has the potential to impair or inhibit--a director's exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In determining whether a material relationship exists, the Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws, recent relevant cases and regulations regarding the definition of "independent director," including those set forth in NASDAQ Marketplace Rule 4200(a)(15)as in effect from time to time. Consistent with these considerations, the Board affirmatively has determined that as of August 29, 2008 only Michael Montgomery is an independent director.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

Based on information provided to the Company, it is believed that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2007, all of the Company’s directors, executive officers and Company’s common stock were in compliance with section 16(a) of the Exchange Act of 1934.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 29, 2008 by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding common stock; (ii) each of the our directors and officers; and (iii) all of our directors and officers as a group.  As at August 29, 2008 there were 55,468,522 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percentage of Class
Officers and Directors
Michael E Montgomery 100 Lewis Street Lamington, Western Australia, 6430 Australia	500,000 (1)	*
Lars M. Pearl Hofnerstrasse 13 6314 Unterageri, Switzerland	1,200,000 (2)	2.13%
A. Cameron Richardson 2 – 238 West 4th Street, North Vancouver, B.C., Canada V7M 1H7	200,000 (3)	*
Officers and directors (3 persons)	1,900,000	3.32%

*     less than 1%

(1)
Includes 500,000 stock purchase options awarded on August 6, 2007. The stock purchase options are exercisable at $0.26 per share and have a term of five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012.

(2)
Includes 1,000,000 stock purchase options awarded on August 6, 2007. The stock purchase options are exercisable at $0.26 per share and have a term of five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012.

(3)
Includes 200,000 stock purchase options awarded on August 6, 2007. The stock purchase options are exercisable at $0.26 per share and have a term of five years. The options are exercisable at any time from the grant date up to and including the 6th day of August 2012.

Changes in Control

There were no arrangements during the last completed fiscal year or subsequent period to August 29, 2008 which would result in a change in control. We do not believe that the offer and sale by us of an aggregate of 11,000,000 shares between December 29, 2006 and August 29, 2008 have resulted in a change of control.

No securities were authorized for issuance under equity compensation plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of The Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee. During 2007, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

To be elected a director, each nominee must receive the affirmative vote of a majority of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

PROPOSAL 2.	THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2008

The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan PLLC as our independent accountant for the fiscal year ending December 31, 2008.  Peterson Sullivan PLLC has been our accountant since February 7, 2006. Moore Stephens Ellis Foster Ltd. were our accountants prior to February 7, 2006.

Effective January 7, 2006, we dismissed our prior independent public accountant, Moore Stephens Ellis Foster Ltd. and retained as our new independent public accountant Peterson Sullivan PLLC. Moore Stephens Ellis Foster Ltd.’s report on our financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company’s ability to continue as a going concern.

During the last two fiscal years and the subsequent interim period through February 7, 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through February 7, 2006.

Effective February 7, 2006, the Company engaged Peterson Sullivan PLLC as our new independent registered public accountant to audit our financial statements. The appointment of Peterson Sullivan PLLC was recommended and approved by our board of directors. During our last two most recent fiscal years and the subsequent interim period to date hereof, we have not consulted Peterson Sullivan PLLC regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of Peterson Sullivan PLLC is not expected to be present.

Principal Accountant Fees and Services

Audit Fees:
The aggregate fees billed and expected to be billed for professional services by Peterson Sullivan PLLC for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our Form 10-QSB (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements for the 2007 fiscal year are $49,996 (2006 - $40,216).

Audit-Related Fees:
The aggregate fees billed to us for assurance and related services by Peterson Sullivan PLLC that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees for fiscal 2007 were $0 (2006 - $0).

Tax Fees:
The aggregate fees billed to us for professional services by Peterson Sullivan PLLC for tax compliance for fiscal 2007 were $6,156 (2006 - $1,530).

All Other Fees:
The aggregate fees billed to us for products and services provided by Peterson Sullivan PLLC, other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2007 were $0 (2006 - $0).

The Audit Committee feels that the services rendered by Peterson Sullivan PLLC were compatible with maintaining the principal accountant's independence.

VOTE REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2008

The ratification of the appointment of the auditors for the year ending December 31, 2008 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

PROPOSAL 3.
THE PROPOSAL TO AMEND THE COMPANY’S 2007 INCENTIVE STOCK OPTION PLAN (THE “PLAN”) BY INCREASING THE NUMBER OF STOCK OPTIONS THAT MAY BE GRANTED TO A PARTICIPANT OF THE PLAN, DURING ANY CALENDAR YEAR, FROM 1,000,000 TO 2,500,000 COMMON SHARES.

The Board has adopted a resolution to submit to a vote of the Company’s stockholders, a proposal to amend the Company’s 2007 Incentive Stock Option Plan. The Company must obtain disinterested shareholder approval of any amendment to stock options granted to insiders (i.e. directors, officers, or greater than 10% shareholders of the Company). Accordingly, disinterested shareholder approval will be sought at the Meeting to grant authority to the directors to amend the terms of any stock options granted to insiders, including a reduction of the exercise price, whether such stock options are currently outstanding or may be granted in the future.

In this regard, “disinterested shareholder approval” means the approval or a simple majority of the shareholders who are not directors, officers or employees of the Company, or their associates or affiliates.

Amendment of Stock Option Plan

The Board of the Company proposes to amend paragraph 7.2 of the Plan to increase the number of Stock Options that may be granted to a Participant of the Plan, during any calendar year, from 1,000,000 to 2,500,000 Shares.

The Board believes that the Amendment to the Plan is necessary in order to provide an effective method of recognizing employee contributions to the future advancement of the Company. The Company also believes that its ability to grant stock options under the Plan is critical to its success in attracting and retaining experienced and qualified employees and remaining competitive in compensation packages compared to surrounding companies.

VOTE REQUIRED TO AMEND THE COMPANY’S 2007 INCENTIVE STOCK OPTION PLAN BY INCREASING THE NUMBER OF STOCK OPTIONS THAT MAY BE GRANTED TO A PARTICIPANT OF THE PLAN, DURING ANY CALENDAR YEAR, FROM 1,000,000 TO 2,500,000 COMMON SHARES

The approval, by disinterested shareholders, of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting by shareholders who are not directors, officers or employees of the Company, or their associates or affiliates.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2008 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at our headquarters in Zug, Switzerland on or before January 12, 2009 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C.  20549.  Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the NASD OTC Bulletin Board under the symbol “ARXG”.

All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents.  We are current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and 2006, including financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on September 8, 2008. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2007, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, Baarerstrasse 10, 1st Floor 6300, Zug, Switzerland, Attention: Lars Pearl.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting.  However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By Order of the Board of Directors

/s/ Lars Pearl

Lars Pearl
President, CEO and Director

August 29, 2008

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT.  YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Definitive Proxy Statement

AURORA GOLD CORPORATION
Baarerstrasse 10, 1st Floor
6300, Zug, Switzerland

PROXY

Solicited by the Board of Directors for the Annual Meeting of Stockholders on September 29, 2008

The undersigned hereby appoints Lars Pearl and Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on September 2, 2008 at the Annual Meeting of Stockholders to be held on September 29, 2008 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and  4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS BELOW.

PROPOSAL 1:	ELECTION OF TWO (2) DIRECTORS TO THE BOARD OF DIRECTORS.

☐ FOR all nominees listed (except	☐ WITHHOLD AUTHORITY to
as marked to the contrary below)	vote for all nominees listed below

Lars Pearl, Michael Montgomery

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

PROPOSAL 2:	RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDED DECEMBER 31, 2008.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

PROPOSAL 3:
RATIFICATION OF THE PROPOSAL TO AMEND THE COMPANY’S 2007 INCENTIVE STOCK OPTION PLAN BY INCREASING THE NUMBER OF  STOCK OPTIONS THAT MAY BE GRANTED TO A PARTICIPANT OF THE PLAN, DURING ANY CALENDAR YEAR, FROM 1,000,000 TO 2,500,000 COMMON SHARES;

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

PROPOSAL 4:	IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated: ____________________________________

__________________________________________________
Signature

__________________________________________________
Signature if held jointly

__________________________________________________
Please print name(s)